News Release January 30, 2007 Page 1 of 5

NEWELL RUBBERMAID REPORTS FOURTH QUARTER
AND FULL YEAR 2006 RESULTS
Solid Annual Sales Growth, Gross Margin Expansion and Cash Flow
Expected to Continue in 2007
ATLANTA, January 30, 2007 – Newell Rubbermaid Inc. (NYSE: NWL) today reported fourth quarter and full year 2006 results, reflecting strong annual internal sales growth and gross margin expansion.
Full Year 2006 Results
Net sales for the twelve months ended December 31, 2006 grew 8.5 percent to $6.20 billion, compared to $5.72 billion in the prior year. Internal sales, which excludes the effect of the DYMO acquisition, increased 4.7 percent. The Home & Family segment posted double digit sales growth, while Office Products, Rubbermaid Home, Rubbermaid Commercial and the Irwin and Lenox branded businesses delivered mid single digit sales increases.
“2006 was a very successful year for Newell Rubbermaid. Through the hard work of our employees, we made tremendous progress generating sustainable sales growth, expanding gross margin and optimizing our portfolio,” said Mark Ketchum, president and chief executive officer of Newell Rubbermaid. “We will build on these accomplishments in 2007 as we continue our multi-year transformation into a global consumer products company with world class talent and processes, best total cost position and brands that matter to the consumer.”
Gross margin was 33.4 percent, a 260 basis point improvement over the prior year. The expansion reflects strong productivity, pricing and favorable mix, partially offset by raw material inflation.
Excluding Project Acceleration restructuring costs of $66.4 million in 2006 and $51.2 million in 2005, operating income improved $104.0 million to $723.0 million, a 16.8 percent increase over the prior year. Excluding charges, income from continuing operations was $518.9 million, or $1.88 per share, an 18.1 percent increase over the prior year’s result of $439.2 million, or $1.60 per share. Income from continuing operations in 2006 included one-time tax benefits of $102.8 million, or $0.36 per share, versus one-time tax and other benefits of $0.35 per share in the prior year.
Income from continuing operations, as reported, was $470.7 million, or $1.71 per share, compared to $406.3 million, or $1.48 per share, in the prior year. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Net cash provided by operating activities was $643.4 million, compared to $641.6 million for the prior year. Capital expenditures were $138.3 million, compared to $92.2 million for the prior year. Dividends were $232.8 million, compared to $231.5 million for the prior year.
For the full year 2006, the company recorded a net loss from discontinued operations of $85.7 million, reflecting the results and disposal of the Home Décor Europe and Little Tikes businesses. This net loss is not included in the results of continuing operations reported above.
Fourth Quarter 2006 Results
Net sales for the fourth quarter ended December 31, 2006 rose 3.5 percent to $1.64 billion, compared to $1.58 billion in the prior year. Internal sales increased 0.9 percent in the fourth quarter 2006, led by high single digit growth in the Office Products and Home & Family
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Ron Hardnock
Vice President, Investor Relations
Esther Lippman
Senior Manager, Public Relations
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

News Release January 30, 2007 Page 2 of 5

segments. In the fourth quarter 2006, we combined our Cleaning & Organization and Home Fashions segments for public reporting purposes, as these businesses sell to similar major customers, produce products that are used in and around the home and leverage the same management structure. This segment is known as Cleaning, Organization & Décor.
Gross margin for the fourth quarter 2006 improved to 32.9 percent, a 260 basis point improvement over the prior year. The expansion was driven by productivity, pricing and favorable mix.
Excluding Project Acceleration restructuring costs of $16.1 million in the fourth quarter 2006 and Project Acceleration restructuring costs of $51.2 million and the reversal of impairment charges of $5.8 million in the prior year, income from continuing operations was $104.2 million, or $0.38 per share, for the fourth quarter 2006, compared to the prior year’s result of $113.8 million, or $0.41 per share. Income from continuing operations in the fourth quarter 2006 includes the reversal of one-time tax benefits of $13.0 million, or $0.05 per share.
Income from continuing operations, as reported, was $92.3 million, or $0.33 per share, for the fourth quarter 2006, compared to $85.3 million, or $0.31 per share, in the prior year.
Net cash provided by operating activities was $239.1 million in the fourth quarter 2006, an increase of 25.6% over the prior year’s result of $190.3 million. Capital expenditures were $44.2 million, versus $22.3 million in the prior year. Dividends paid were $58.2 million, or $0.21 per share, versus $57.8 million in the prior year.
For the fourth quarter 2006, the company recorded a net gain from discontinued operations of $9.9 million, reflecting the results and disposal of the Home Décor Europe and Little Tikes businesses. This net gain is not included in the results of continuing operations reported above.
2007 Outlook
Full Year 2007
The company believes internal sales growth will be in the low to mid single digits, driven primarily by core sales growth and favorable currency. The company projects full year gross margin expansion of 125 to 175 basis points.
Excluding Project Acceleration restructuring costs of approximately $100 to $130 million ($85 to $110 million after tax), the company believes earnings per share from continuing operations will range from $1.69 to $1.75 for the full year. Net cash provided by operating activities is forecast between $575 and $625 million, including approximately $100 to $125 million in cash restructuring costs in connection with Project Acceleration. Upon completion, Project Acceleration is projected to deliver annualized savings in excess of $120 million. The company expects capital expenditures of $140 to $160 million and dividends of approximately $234 million.
A reconciliation of full year 2006 results and 2007 earnings outlook is as follows:
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Ron Hardnock
Vice President, Investor Relations
Esther Lippman
Senior Manager, Public Relations
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

	FY 2006	FY 2007
Diluted earnings per share from continuing operations (as reported):	$1.71	$1.35 - $1.41

Project Acceleration restructuring costs	$0.17	$0.30 - $0.39

Diluted earnings per share from continuing operations (excluding charges):	$1.88	$1.69 - $1.75

Tax benefits	($0.36)	$0.00

“Normalized” EPS:	$1.52	$1.69 - $1.75

News Release
January 30, 2007

First Quarter 2007
The company believes internal sales will increase low single digits. Net cash provided by operating activities is forecast in the range of $(25) to $25 million and capital expenditures in the range of $35 to $45 million.
The company expects earnings per share from continuing operations for the first quarter 2007 to be in the range of $0.21 to $0.23, excluding approximately $20 to $40 million ($17 to $34 million after tax) of Project Acceleration restructuring costs.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Ron Hardnock
Vice President, Investor Relations
Esther Lippman
Senior Manager, Public Relations
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

News Release January 30, 2007 Page 4 of 5

A reconciliation of first quarter 2006 results and 2007 earnings outlook is as follows:

	Q1 2006	Q1 2007
Diluted earnings per share from continuing operations (as reported):	$0.47	$0.12 - $0.14

Project Acceleration restructuring costs	$0.03	$0.06 - $0.12

Diluted earnings per share from continuing operations (excluding charges):	$0.50	$0.21 - $0.23

Tax benefits	($0.28)	$0.00

“Normalized” EPS:	$0.22	$0.21 - $0.23
Conference Call
The company’s fourth quarter 2006 earnings conference call is scheduled for today, January 30, 2007, at 9:00 a.m. ET. To listen to the webcast, use the link provided under Events & Presentations in the Investor Relations section of Newell Rubbermaid’s Web site at www.newellrubbermaid.com. The webcast will be available for replay for two weeks. A brief supporting slide presentation will be available prior to the call under Quarterly Earnings in the Investor Relations section on the company’s Web site.
Analyst Day
The company will host its Analyst Day on February 13, 2007, in New York City. Those interested in attending should contact Newell Rubbermaid’s Investor Relations Department at (770) 407-3994 or via email at investor.relations@newellco.com to obtain registration instructions. The event will also be web cast and the link will be located on the Investor Relations section of the company’s Web site at www.newellrubbermaid.com.
Caution Concerning Forward-Looking Statements
The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, debt ratings, and management’s plans, projections and objectives for future operations and performance. These statements are accompanied by words such as “expect,” “project,” “will,” “believes,” “estimate” and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies; competition with other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Ron Hardnock
Vice President, Investor Relations
Esther Lippman
Senior Manager, Public Relations
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

News Release January 30, 2007 Page 5 of 5

organization; our ability to improve productivity and streamline operations; the risks inherent in our foreign operations and those factors listed in the company’s most recent quarterly report on Form 10-Q, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.
About the Company
Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with sales of approximately $6 billion and a strong portfolio of brands, including Sharpie®, Paper Mate®, DYMO®, EXPO®, Waterman®, Parker®, Rolodex®, IRWIN®, LENOX®, BernzOmatic®, Rubbermaid®, Graco®, Calphalon® and Goody®. The company is headquartered in Atlanta, Ga., and has approximately 23,500 employees worldwide.
This press release and additional information about the company are available on the company’s Web site www.newellrubbermaid.com.
NWL-EA
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Ron Hardnock
Vice President, Investor Relations
Esther Lippman
Senior Manager, Public Relations
10B Glenlake Parkway
Suite 300
Atlanta, GA 30328
Phone: +1 (770) 407-3994
Fax: +1 (770) 407-3983

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Three Months Ended December 31,
	2006			2005			YOY
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$1,638.2		$1,638.2	$1,583.0		$1,583.0	3.5%
Cost of products sold	1,098.5	—	1,098.5	1,102.8	—	1,102.8

GROSS MARGIN	539.7	—	539.7	480.2	—	480.2	12.4%
% of sales	32.9%		32.9%	30.3%		30.3%

Selling, general & administrative expenses	356.7	—	356.7	307.3		307.3	16.1%
% of sales	21.8%		21.8%	19.4%		19.4%

Impairment charges	—	—	—	(5.8)	5.8	—
Restructuring costs	16.1	(16.1)	—	51.2	(51.2)	—

OPERATING INCOME	166.9	16.1	183.0	127.5	45.4	172.9	5.8%
% of sales	10.2%		11.2%	8.1%		10.9%

Nonoperating expenses:
Interest expense, net	29.8	—	29.8	31.0	—	31.0
Other expense/(income)	2.0	—	2.0	(22.5)	—	(22.5)

	31.8	—	31.8	8.5	—	8.5	274.1%

INCOME BEFORE INCOME TAXES	135.1	16.1	151.2	119.0	45.4	164.4	(8.0)%
% of sales	8.2%		9.2%	7.5%		10.4%

Income taxes	42.8	4.2	47.0	33.7	16.9	50.6	(7.1)%
Effective rate	31.7%		31.1%	28.3%		30.8%

INCOME FROM CONTINUING OPERATIONS	92.3	11.9	104.2	85.3	28.5	113.8	(8.4)%
% of sales	5.6%		6.4%	5.4%		7.2%

Discontinued operations, net of tax:
Net gain/(loss)	9.9	(9.9)	—	(8.3)	8.3	—

NET INCOME	$102.2	$2.0	$104.2	$77.0	$36.8	$113.8	(8.4)%

% of sales	6.2%		6.4%	4.9%		7.2%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.34	$0.04	$0.38	$0.31	$0.10	$0.41
Diluted	$0.33	$0.04	$0.38	$0.31	$0.10	$0.41

GAIN/(LOSS) PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$0.04	$(0.04)	$—	$(0.03)	$0.03	$—
Diluted	$0.04	$(0.04)	$—	$(0.03)	$0.03	$—

EARNINGS PER SHARE:
Basic	$0.37	$0.01	$0.38	$0.28	$0.13	$0.41
Diluted	$0.37	$0.01	$0.38	$0.28	$0.13	$0.41

Average shares outstanding:
Basic	274.8		274.8	274.4		274.4
Diluted	275.9		275.9	274.9		274.9

(1)	Charges excluded from “as reported” results for 2006 consist of $16.1 million of Project Acceleration restructuring costs and a $9.9 million net gain related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2005 consist of the reversal of $5.8 million in impairment charges, $51.2 million of Project Acceleration restructuring costs and an $8.3 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Twelve Months Ended December 31,
	2006			2005			YOY
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$6,201.0		$6,201.0	$5,717.2		$5,717.2	8.5%
Cost of products sold	4,131.0	—	4,131.0	3,959.1	—	3,959.1

GROSS MARGIN	2,070.0	—	2,070.0	1,758.1	—	1,758.1	17.7%
% of sales	33.4%		33.4%	30.8%		30.8%

Selling, general & administrative expenses	1,347.0	—	1,347.0	1,117.7	—	1,117.7	20.5%
% of sales	21.7%		21.7%	19.5%		19.5%

Impairment charges	—	—	—	0.4	(0.4)	—
Restructuring costs	66.4	(66.4)	—	72.6	(51.2)	21.4

OPERATING INCOME	656.6	66.4	723.0	567.4	51.6	619.0	16.8%
% of sales	10.6%		11.7%	9.9%		10.8%

Nonoperating expenses:
Interest expense, net	132.0	—	132.0	127.1	—	127.1
Other expense/(income)	9.7	—	9.7	(23.1)	—	(23.1)

	141.7	—	141.7	104.0	—	104.0	36.3%

INCOME BEFORE INCOME TAXES	514.9	66.4	581.3	463.4	51.6	515.0	12.9%
% of sales	8.3%		9.4%	8.1%		9.0%

Income taxes	44.2	18.2	62.4	57.1	18.7	75.8	(17.7)%
Effective rate	8.6%		10.7%	12.3%		14.7%

INCOME FROM CONTINUING OPERATIONS	470.7	48.2	518.9	406.3	32.9	439.2	18.1%
% of sales	7.6%		8.4%	7.1%		7.7%

Discontinued operations, net of tax:
Net loss	(85.7)	85.7	—	(155.0)	155.0	—

NET INCOME	$385.0	$133.9	$518.9	$251.3	$187.9	$439.2	18.1%

% of sales	6.2%		8.4%	4.4%		7.7%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$1.71	$0.18	$1.89	$1.48	$0.12	$1.60
Diluted	$1.71	$0.17	$1.88	$1.48	$0.12	$1.60

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.31)	$0.31	$—	$(0.56)	$0.56	$—
Diluted	$(0.31)	$0.31	$—	$(0.56)	$0.56	$—

EARNINGS PER SHARE:
Basic	$1.40	$0.49	$1.89	$0.92	$0.68	$1.60
Diluted	$1.40	$0.48	$1.88	$0.91	$0.68	$1.60

Average shares outstanding:
Basic	274.6		274.6	274.4		274.4
Diluted	275.5		283.8	274.9		274.9

(1)	Charges excluded from “as reported” results for 2006 consist of $66.4 million of Project Acceleration restructuring costs and an $85.7 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2005 consist of a $0.4 million impairment charge, $51.2 million of Project Acceleration restructuring costs and a $155.0 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	December 31,	December 31,
	2006	2005
Assets:

Cash and cash equivalents	$201.0	$115.5
Accounts receivable, net	1,113.6	1,107.7
Inventories, net	850.6	793.8
Deferred income taxes	110.1	109.8
Prepaid expenses and other	133.5	103.2
Current assets of discontinued operations	68.1	242.7

Total Current Assets	2,476.9	2,472.7

Property, plant and equipment, net	746.9	854.0
Deferred income taxes	1.3	37.7
Goodwill	2,435.7	2,304.4
Other intangible assets, net	458.8	401.7
Other assets	190.9	185.2
Non-current assets of discontinued operations	—	190.4

Total Assets	$6,310.5	$6,446.1

Liabilities and Stockholders’ Equity:

Accounts payable	$549.9	$590.5
Accrued compensation	177.9	142.6
Other accrued liabilities	710.9	677.7
Income taxes payable	144.3	82.6
Notes payable	23.9	4.0
Current portion of long-term debt	253.6	162.8
Current liabilities of discontinued operations	36.1	137.2

Total Current Liabilities	1,896.6	1,797.4

Long-term debt	1,972.3	2,429.7
Other non-current liabilities	551.4	566.6
Long-term liabilities of discontinued operations	—	9.2

Stockholders’ Equity	1,890.2	1,643.2

Total Liabilities and Stockholders’ Equity	$6,310.5	$6,446.1

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
(in millions)

	For The Twelve Months Ended December 31,
	2006	2005
Operating Activities:
Net income	$385.0	$251.3
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	193.3	191.6
Impairment charges	50.9	34.4
Non-cash restructuring costs	27.2	56.2
Deferred income taxes	(5.0)	(63.9)
Gain on sale of assets/debt extinguishment	(4.5)	(20.0)
Stock-based compensation expense	33.6	6.1
(Gain)/Loss on disposal of discontinued operations	(0.7)	96.8
Other	(12.9)	(23.9)
Changes in current accounts, excluding the effects of acquisitions:
Accounts receivable	25.1	(51.5)
Inventories	(32.2)	32.3
Accounts payable	(51.0)	27.3
Accrued liabilities and other	4.5	44.6
Discontinued operations	30.1	60.3

Net cash provided by operating activities	$643.4	$641.6

Investing Activities:
Acquisitions, net of cash acquired	$(60.6)	$(740.0)
Capital expenditures	(138.3)	(92.2)
Disposals of non-current assets and sale of businesses	187.0	65.5

Net cash used in investing activities	$(11.9)	$(766.7)

Financing Activities:
Proceeds from issuance of debt	$177.0	$337.0
Payments on notes payable and long-term debt	(511.0)	(360.1)
Cash dividends	(232.8)	(231.5)
Proceeds from exercised stock options and other	16.7	(2.6)

Net cash used in financing activities	$(550.1)	$(257.2)

Exchange rate effect on cash and cash equivalents	$4.1	$(7.8)

Increase (Decrease) in cash and cash equivalents	85.5	(390.1)
Cash and cash equivalents at beginning of year	115.5	505.6

Cash and cash equivalents at end of period	$201.0	$115.5

Newell Rubbermaid Inc.
Calculation of Free Cash Flow (1)

	For The Three Months Ended December 31,
	2006	2005

Free Cash Flow (in millions):

Net cash provided by operating activities	$239.1	$190.3
Capital expenditures	(44.2)	(22.3)

Free Cash Flow	$194.9	$168.0

	For The Twelve Months Ended December 31,
	2006	2005

Free Cash Flow (in millions):

Net cash provided by operating activities	$643.4	$641.6
Capital expenditures	(138.3)	(92.2)

Free Cash Flow	$505.1	$549.4

(1)	Free Cash Flow is defined as cash flow provided by operating activities less capital expenditures.

Newell Rubbermaid Inc.
Financial Worksheet
In Millions

	2006					2005
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q1:
Cleaning, Organization & Décor	$449.7	$38.4	$—	$38.4	8.5%	$398.0	$14.8	$—	$14.8	3.7%	$51.7	13.0%	$23.6	159.5%
Office Products	390.8	32.3	—	32.3	8.3%	332.8	33.5	—	33.5	10.1%	58.0	17.4%	(1.2)	(3.6)%
Tools & Hardware	276.8	33.1	—	33.1	12.0%	276.4	26.7	—	26.7	9.7%	0.4	0.1%	6.4	24.0%
Other	225.3	32.7	—	32.7	14.5%	196.5	17.0	—	17.0	8.7%	28.8	14.7%	15.7	92.4%

Impairment Charge		—	—	—				—	—				—
Restructuring Costs		(9.1)	9.1	—			(6.5)	—	(6.5)				6.5
Corporate		(17.6)	—	(17.6)			(9.5)	—	(9.5)				(8.1)	85.3%

Total	$1,342.6	$109.8	$9.1	$118.9	8.9%	$1,203.7	$76.0	$—	$76.0	6.3%	$138.9	11.5%	$42.9	56.4%

	2006					2005
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q2:
Cleaning, Organization & Décor	$509.9	$57.3	$—	$57.3	11.2%	$480.1	$31.1	$—	$31.1	6.5%	$29.8	6.2%	$26.2	84.2%
Office Products	579.1	99.9	—	99.9	17.3%	495.5	98.9	—	98.9	20.0%	83.6	16.9%	1.0	1.0%
Tools & Hardware	328.8	53.8	—	53.8	16.4%	315.5	49.3	—	49.3	15.6%	13.3	4.2%	4.5	9.1%
Other	216.3	29.8	—	29.8	13.8%	202.8	26.0	—	26.0	12.8%	13.5	6.7%	3.8	14.6%

Impairment Charge		—	—	—			(31.4)	31.4	—				—
Restructuring Costs		(19.1)	19.1	—			(0.3)	—	(0.3)				0.3
Corporate		(20.0)	—	(20.0)			(9.7)	—	(9.7)				(10.3)	106.2%

Total	$1,634.1	$201.7	$19.1	$220.8	13.5%	$1,493.9	$163.9	$31.4	$195.3	13.1%	$140.2	9.4%	$25.5	13.1%

	2006					2005
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q3:
Cleaning, Organization & Décor	$519.3	$67.8	$—	$67.8	13.1%	$490.9	$67.9	$—	$67.9	13.8%	$28.4	5.8%	$(0.1)	(0.1)%
Office Products	517.5	75.7	—	75.7	14.6%	427.8	59.9	—	59.9	14.0%	89.7	21.0%	15.8	26.4%
Tools & Hardware	324.4	46.2	—	46.2	14.2%	318.9	46.3	—	46.3	14.5%	5.5	1.7%	(0.1)	(0.2)%
Other	224.9	28.9	—	28.9	12.9%	199.0	25.4	—	25.4	12.8%	25.9	13.0%	3.5	13.8%

Impairment Charge		—	—	—			25.2	(25.2)	—				—
Restructuring Costs		(22.1)	22.1	—			(14.6)	—	(14.6)				14.6
Corporate		(18.3)	—	(18.3)			(10.1)	—	(10.1)				(8.2)	81.2%

Total	$1,586.1	$178.2	$22.1	$200.3	12.6%	$1,436.6	$200.0	$(25.2)	$174.8	12.2%	$149.5	10.4%	$25.5	14.6%

	2006					2005
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q4:
Cleaning, Organization & Décor	$516.8	$45.6	$—	$45.6	8.8%	$552.0	$32.0	$—	$32.0	5.8%	$(35.2)	(6.4)%	$13.6	42.5%
Office Products	544.2	79.1	—	79.1	14.5%	457.2	73.7	—	73.7	16.1%	87.0	19.0%	5.4	7.3%
Tools & Hardware	332.2	51.9	—	51.9	15.6%	349.5	48.8	—	48.8	14.0%	(17.3)	(4.9)%	3.1	6.4%
Other	245.0	26.5	—	26.5	10.8%	224.3	35.1	—	35.1	15.6%	20.7	9.2%	(8.6)	(24.5)%

Impairment Charge		—	—	—			5.8	(5.8)	—				—
Restructuring Costs		(16.1)	16.1	—			(51.2)	51.2	—				—
Corporate		(20.1)	—	(20.1)			(16.7)	—	(16.7)				(3.4)	20.4%

Total	$1,638.2	$166.9	$16.1	$183.0	11.2%	$1,583.0	$127.5	$45.4	$172.9	10.9%	$55.2	3.5%	$10.1	5.8%

	2006					2005
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
YTD:
Cleaning, Organization & Décor	$1,995.7	$209.1	$—	$209.1	10.5%	$1,921.0	$145.8	$—	$145.8	7.6%	$74.7	3.9%	$63.3	43.4%
Office Products	2,031.6	287.0	—	287.0	14.1%	1,713.3	266.0	—	266.0	15.5%	318.3	18.6%	21.0	7.9%
Tools & Hardware	1,262.2	185.0	—	185.0	14.7%	1,260.3	171.1	—	171.1	13.6%	1.9	0.2%	13.9	8.1%
Other	911.5	117.9	—	117.9	12.9%	822.6	103.5	—	103.5	12.6%	88.9	10.8%	14.4	13.9%

Impairment Charge		—	—	—			(0.4)	0.4	—				—
Restructuring Costs		(66.4)	66.4	—			(72.6)	51.2	(21.4)				21.4
Corporate		(76.0)	—	(76.0)			(46.0)	—	(46.0)				(30.0)	65.2%

Total	$6,201.0	$656.6	$66.4	$723.0	11.7%	$5,717.2	$567.4	$51.6	$619.0	10.8%	$483.8	8.5%	$104.0	16.8%

(1)	Charges are primarily related to restructuring and impairment.

Newell Rubbermaid Inc.
Three Months Ended December 31, 2006
In Millions
Currency Analysis

	2006			2005	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
By Segment

Cleaning, Organization & Décor	$516.8	$(2.9)	$513.9	$552.0	(6.9)%	(6.4)%	0.5%
Office Products	544.2	(13.1)	531.1	457.2	16.2%	19.0%	2.9%
Tools & Hardware	332.2	(4.8)	327.4	349.5	(6.3)%	(4.9)%	1.4%
Other	245.0	(3.1)	241.9	224.3	7.8%	9.2%	1.4%

Total Company	$1,638.2	$(23.9)	$1,614.3	$1,583.0	2.0%	3.5%	1.5%

By Geography

United States	$1,188.2	$—	$1,188.2	$1,208.3	(1.7)%	(1.7)%	0.0%
Canada	100.6	(3.3)	97.3	97.0	0.3%	3.7%	3.4%

North America	1,288.8	(3.3)	1,285.5	1,305.3	(1.5)%	(1.3)%	0.3%

Europe	223.4	(18.8)	204.6	165.7	23.5%	34.8%	11.3%
Central & South America	68.7	(0.1)	68.6	63.7	7.7%	7.8%	0.2%
All Other	57.3	(1.7)	55.6	48.3	15.1%	18.6%	3.5%

Total Company	$1,638.2	$(23.9)	$1,614.3	$1,583.0	2.0%	3.5%	1.5%

Newell Rubbermaid Inc.
Twelve Months Ended December 31, 2006
In Millions
Currency Analysis

	2006			2005	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
	Reported	Impact	Sales	Reported	Currency	Currency	Impact
By Segment

Cleaning, Organization & Décor	$1,995.7	$(14.8)	$1,980.9	$1,921.0	3.1%	3.9%	0.8%
Office Products	2,031.6	(13.3)	2,018.3	1,713.3	17.8%	18.6%	0.8%
Tools & Hardware	1,262.2	(9.4)	1,252.8	1,260.3	(0.6)%	0.2%	0.7%
Other	911.5	(3.1)	908.4	822.6	10.4%	10.8%	0.4%

Total Company	$6,201.0	$(40.6)	$6,160.4	$5,717.2	7.8%	8.5%	0.7%

By Geography

United States	$4,603.4	$—	$4,603.4	$4,338.5	6.1%	6.1%	0.0%
Canada	387.9	(26.7)	361.2	352.2	2.6%	10.1%	7.6%

North America	4,991.3	(26.7)	4,964.6	4,690.7	5.8%	6.4%	0.6%

Europe	781.0	(11.2)	769.8	639.8	20.3%	22.1%	1.8%
Central & South America	239.3	(3.4)	235.9	224.8	4.9%	6.5%	1.5%
All Other	189.4	0.7	190.1	161.9	17.4%	17.0%	(0.4)%

Total Company	$6,201.0	$(40.6)	$6,160.4	$5,717.2	7.8%	8.5%	0.7%

Newell Rubbermaid
Brands That Matter

# Q4 2006 Earnings Presentation

January 30, 2007

Q4 2006 Earnings Presentation January 30, 2007

FY 2006 Summary Strong net sales growth of 8.5% and internal sales growth of 4.7% driven by Double digit increase in Home & Family segment Mid single digit increase in Office Products segment, Rubbermaid Home Products, Rubbermaid Commercial Products, and the Irwin and Lenox branded tool businesses Expanded gross margins to 33.4%, a 260 basis point improvement over the prior year. Increased operating income by $104 million or 16.8% and "normalized" EPS by $0.27 or 21.6% over the prior year Optimized the portfolio with the integration of the DYMO acquisition and the divestitures of Little Tikes and Home Decor Europe Made significant investments in strategic brand building and corporate initiatives to support future sales growth and income Announced approximately two-thirds of intended manufacturing facility closures under Project Acceleration

Newell Rubbermaid
Brands That Matter

| Previous Guidance to 2006 Actual (1) | |
|---|---|
| Mid Point of Range (2) | $1.86 |
| Operating Improvement | $0.02 |
| 2006 Actual | $1.88 |

| 2005 Actual to 2006 Actual (1) | |
|---|---|
| 2005 Actual | $1.60 |
| Operating Improvement | $0.27 |
| Tax Benefit | $0.09 |
| One Time Other Income/ Stock Options | ($0.08) |
| 2006 Actual | $1.88 |

(1) Reconciliation excludes Project Acceleration restructuring costs.

(2) Reflects the range communicated in the Q3 2006 Earnings Press Release.

3

EPS Walk: Previous Guidance and Prior Year to FY 2006 1 1 2 1 2

# EPS Walk: FY 2005 and FY 2006 "Normalized" EPS

Newell Rubbermaid
Brands That Matter

| 2005 Actual (1) | | 2006 Actual (1) | |
|---|---|---|---|
| Continuing EPS | $1.60 | Continuing EPS | $1.88 |
| Tax Benefit | ($0.27) | Tax Benefit | ($0.36) |
| Liquidation of a Foreign Entity | ($0.03) | | |
| Stock Options | ($0.05) | | |
| Pension Curtailment/Other | ($0.05) | | |
| Restructuring Classified as Continuing Income | $0.05 | | |
| 2005 "Normalized" | $1.25 | 2006 "Normalized" | $1.52 |

(1) Reconciliation excludes Project Acceleration restructuring costs.

4

EPS Walk: FY 2005 and FY 2006 "Normalized" EPS 1 1 1

Newell Rubbermaid
Brands That Matter

# FY 2006 Sales Growth Elements

| | |
|---|---|
| Dymo | +3.8 % |
| Core Growth | +2.7 % |
| Pricing and F/X | +2.0 % |
| Total Sales Growth | +8.5 % |

5

FY 2006 Sales Growth Elements

Newell Rubbermaid
Brands That Matter

| Previous Guidance to Q406 Actual [1] | |
|---|---|
| Mid Point of Range [2] | $0.36 |
| Operating Improvement | $0.02 |
| 2006 Actual | $0.38 |

| Q405 Actual to Q406 Actual [1] | |
|---|---|
| 2005 Actual | $0.41 |
| Operating Improvement | $0.02 |
| Other Income/Stock Options | ($0.05) |
| 2006 Actual | $0.38 |

[1] Reconciliation excludes Project Acceleration restructuring costs and the 2005 reversal of impairment charges.

[2] Reflects the mid point of the range communicated in the Q3 2006 Earnings Press Release.

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN LENOX PAPER MATE LEVOLOR PARKER DYMO Aprica
6

EPS Walk: Previous Guidance and Prior Year to Q406 1 1 2 2 1

# FY 2007 Guidance

| | |
|---|---|
| Internal Sales Growth | Low to Mid Single Digits |
| Margin Expansion | +125 to +175 bps |
| SG&A Investment Increase | ~ 60% of Gross Margin Expansion |
| Operating Income [1] | Low Double Digit Percentage Increase |
| Earnings Per Share [1] | $1.69 - $1.75 |

[1] Operating income and Earnings Per Share exclude Project Acceleration restructuring costs.

7

FY 2007 Guidance 1 1 1

# EPS Walk: Q1 2007 Earnings Per Share Estimate

Newell Rubbermaid
Brands That Matter

| 2006 Actual [1] | | 2007 Estimate [1] | |
|---|---|---|---|
| Continuing EPS | $0.50 | Continuing EPS - Mid Point [2] | $0.22 |
| Tax Benefit | ($0.28) | | |
| 2006 "Normalized" | $0.22 | Continuing EPS - Mid Point | $0.22 |

[1] Reconciliation excludes Project Acceleration restructuring costs.

[2] Reflects the mid point of the range communicated in the Q4 2006 Earnings Press Release.

Sharpie IRWIN Goody Rubbermaid GRACO Calphalon WATERMAN LENOX PAPER MATE LEVOLOR PARKER DYMO Amerock

8

EPS Walk: Q1 2007 Earnings Per Share Estimate 1 1 2 1 2

Appendix

Forward Looking Statements The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about the effects of Project Acceleration, sales, income/(loss), earnings per share, operating income or gross margin improvements, capital and other expenditures, cash flow, dividends, restructuring costs, costs and cost savings, debt ratings, and management's plans, projections and objectives for future operations and performance. These statements are accompanied by words such as "expect," "project," "will," "believes," "estimate" and similar expressions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies; competition with other manufacturers and distributors of consumer products; major retailers' strong bargaining power; changes in the prices of raw materials; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to expeditiously close facilities and move operations while managing foreign regulations and other impediments; our ability to implement successfully information technology solutions throughout our organization; our ability to improve productivity and streamline operations; the risks inherent in our foreign operations and those factors listed in the company's most recent quarterly report on Form 10- Q, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.

# Reconciliation: FY 2005 and 2006 "Normalized" EPS

Newell Rubbermaid
Brands That Matter

| | FY 2005 | FY 2006 |
|---|---|---|
| Diluted earnings per share from continuing operations (as reported) | $1.48 | $1.71 |
| Restructuring costs | $0.12 | $0.17 |
| Diluted earnings per share from continuing operations (excluding charges) | $1.60 | $1.88 |
| One time events [1] | ($0.35) | ($0.36) |
| "Normalized" Diluted earnings per share from continuing operations (excluding charges) | $1.25 | $1.52 |

[1] See slide titled EPS Walk: FY'05 and FY'06 "Normalized" EPS for explanation of one time events.

11

Reconciliation: FY 2005 and 2006 "Normalized" EPS 1 1

## Reconciliation: Q4 2005 and 2006 EPS

| | Q4 2005 | Q4 2006 |
|---|---|---|
| Diluted earnings per share from continuing operations (as reported) | $0.31 | $0.33 |
| Impairment charges | ($0.02) | $0.00 |
| Restructuring costs | $0.12 | $0.05 |
| Diluted earnings per share from continuing operations (excluding charges) | $0.41 | $0.38 |

12

Reconciliation: Q4 2005 and 2006 EPS

# Reconciliation: Q1 2006 and 2007 EPS

Newell Rubbermaid
Brands That Matter

| | Q1 2006 | Q1 2007 |
|---|---|---|
| Diluted earnings per share from continuing operations (as reported) | $0.47 | $0.12 - $0.14 |
| Restructuring costs | $0.03 | $0.06 - $0.12 |
| Diluted earnings per share from continuing operations (excluding charges) | $0.50 | $0.21 - $0.23 |
| One time events | ($0.28) | $0.00 |
| "Normalized" Diluted earnings per share from continuing operations (excluding charges) | $0.22 | $0.21 - $0.23 |

13

Reconciliation: Q1 2006 and 2007 EPS